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                                                              EXHIBIT 23.03



                        CONSENT OF INDEPENDENT AUDITORS


        We hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement on Form S-3 filed pursuant to Rule 462(b) of the Securities Act of 1933 relating to the earlier registration statement on Form S-3 (No. 333-21393).


/s/ KPMG
KPMG
Reading, England                                March 6, 1997